UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported) May 23, 2006
                                                     ---------------------------

                           Ocwen Financial Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

          Florida                         1-13219                65-0039856
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

              1661 Worthington Road
                    Suite 100
            West Palm Beach, Florida                            33409
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    (Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 682-8000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

         On May 23, 2006 Ocwen Financial Corporation ("Ocwen") entered into a Stock Purchase Agreement (the "Agreement") as guarantor of the obligations of BMS Holdings, Inc. (the "Buyer") under the Agreement. The Buyer is a special purpose entity recently formed by Ocwen and Charlesbank Equity Fund VI, Limited Partnership for the purpose of effecting the transaction contemplated by the Agreement. The other parties to the Agreement include Bankruptcy Management Solutions, Inc. (the "Company"), its stockholders and a warrant holder identified in the Agreement, and Lincolnshire Equity Fund II, L.P., a party with respect to certain provisions of the Agreement. Under the Agreement, the Buyer contemplates purchasing all of the issued and outstanding shares of the Company, a leading provider of support services to Chapter 7 Bankruptcy Trustees. The Agreement sets forth the terms and conditions governing the consummation of the transaction. The purchase price to be paid in connection with the transaction is $384,500,000 subject to certain adjustments as set forth in the Agreement. The Agreement provides customary conditions to closing, including expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Additional terms include customary representations and warranties, customary termination provisions and indemnification provisions among the parties.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OCWEN FINANCIAL CORPORATION


                                           By: /s/ WILLIAM C. ERBEY
                                               ---------------------------------
                                           Name:   William C. Erbey
                                           Title:  Chief Executive Officer

May 30, 2006

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